Exhibit (c)-(2)

Project Bach DISCUSSION MA TERIALS FOR THE SPECIAL COMMITTEE APRIL 25, 2017 | CONFIDENTIAL | PRELIM INARY DRAFT – S UBJECT TO FURTHER REVIEW

Table of Contents Page 3 7 15 22 23 30 34 1. 2. 3. 4. Transaction Overview and Observations Selected Public Market Observations Financial Analyses Appendices Illustrative Transactions Information Selected Companies Benchmarking Information Disclaimer 5. Confidential | Preliminary Draft – Subject to Further Review 2

Page 1. 2. 3. 4. 5. Transaction Overview and Observations Selected Public Market Observations Financial Analyses Appendices Disclaimer 3 7 15 22 34 Confidential | Preliminary Draft – Subject to Further Review

Summary of Selected Transaction Terms1 Parties to the Transaction: Solicitation Rights: Go-Shop period for 30 days from the date of execution of Transaction Agreement No solicitation rights thereafter, subject to a fiduciary out in the event of a superior proposal Bach Finance Limited (“Parent” or “Acquiror”) Bach Acquisitions Limited, subsidiary of Parent (“Merger Sub”) Nord Anglia Education, Inc. (“Nord Anglia” or “Company”) Termination Fee: Form of Transaction: Merger Form of Consideration: Cash Transaction Consideration: During Go-Shop Period: to be set at 1% of the fully-diluted equity value implied in the Transaction Subsequent to End of Go-Shop Period: to be set at 2% of fully-diluted equity value implied in the Transaction Reverse Termination Fee: To be set at 4% of fully-diluted equity value implied in the Transaction $32.50 per share of Company common stock 1. This summary is intended only as an overview of selected terms and is not intended to cover all terms or details of the Transaction Source: Agreement and Plan of Merger dated April 24, 2017 (the “Agreement”); Company management Confidential | Preliminary Draft – Subject to Further Review 4

Transaction Value Overview (dollars and shares in millions, except per share values) Summary of Transaction Value Implied Premiums to Historical Stock Trading Prices Current Price (4/21/17) Shares Outstanding [1] Per Share Transaction Price Security Implied Premium of Per Share Transaction Price Over Average Closing Stock Price Trading Period Prior to 4/22/17 Closing Stock Price Common Stock 105.0 $32.50 Implied Values 1-Day 5-Day Average 10-Day Average 1-Month Average 3-Month Average 6-Month Average 1-Year Average 52-Week High 4/11/17 52-Week Low 6/27/16 $27.69 $27.62 $27.75 $26.58 $24.35 $23.68 $22.70 $28.28 $20.67 17.4% 17.7% 17.1% 22.3% 33.5% 37.2% 43.2% 14.9% 57.2% Implied Common Equity $3,411.6 Adjustments: Cash and Cash Equivalents [2] Total Debt [2] Retirement Benefit Obligations [2] Minority Interest [2] Investments in Joint Ventures and Associates [2] Net Operating Loss Carryforward [3] (225.7) 1,153.8 37.3 5.2 (0.4) (38.1) $4,343.7 Implied Enterprise Value [4] Implied Transaction Multiples Total Revenue [5] LTM (2/28/17) NFY 2017E (8/31/17) NFY+1 2018E (8/31/18) Implied Multiple Price as of (4/3/17) – Prior to Preliminary Proposal Letter 4.89x 4.66x 3.80x Implied Premium of Per Share Transaction Price Over Average Closing Stock Price Trading Period Prior to 4/4/17 [6] Closing Stock Price Total Adjusted EBITDA [5] LTM (2/28/17) NFY 2017E (8/31/17) NFY+1 2018E (8/31/18) 1-Day 5-Day Average 10-Day Average 1-Month Average 3-Month Average 6-Month Average 1-Year Average 52-Week High 4/3/17 52-Week Low 6/27/16 $25.70 $25.37 $25.05 $24.55 $23.43 $23.06 $22.39 $25.70 $20.67 26.5% 28.1% 29.7% 32.4% 38.7% 40.9% 45.1% 26.5% 57.2% 22.8x 22.9x 16.6x Source: Company management, public filings, and Capital IQ 1. Based on 104.2 million basic shares outstanding (including RSUs) and 0.8 million net shares from exercise of in-the-money options at the Transaction price of $32.50 based on treasury method, per Company management 2. Per Form 6-K as of 2/28/17. Retirement Benefit Obligations is not tax-effected as the Company is not a taxpayer in the relevant jurisdictions 3. Per Company SEC filings as of 8/31/16, reflecting the latest currently available estimate. Represents the component of accrued deferred tax assets attributable to net operating loss carryforwards of $109.1 million 4. For illustrative purposes; does not explicitly take into account the Company’s working capital deficit as of 2/28/2017 5. LTM Revenue and Adjusted EBITDA per Company management and Company SEC filings. NFY and NFY+1 Revenue and Adjusted EBITDA per projections provided by Company management 6. Based on 4/3/17, the date prior to the receipt of the preliminary proposal letter Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization, adjusted for certain non-recurring items, based on information provided by Company management E refers to Estimated; LTM refers to the most recently completed 12-month period; NFY refers to next fiscal year; NFY+1 refers to the year following NFY Confidential | Preliminary Draft – Subject to Further Review 5

Financial Analysis Summary Implied Per Share Value Reference Range Transaction Consideration DiscounDtisRcaotuen:t9R.5a%te:-10.5% SelectedLTCMomEpnadneieds2A/2n8a/l1y7sis 18.108x.0-x22–.02x2.0x $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 Note: No weighting attributed to any specific indication Source: Company management provided financial information Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization, adjusted for certain non-recurring items, as provided by Company management LTM refers to the most recently completed 12-month period; NFY refers to Next Fiscal Year; NFY+1 refers to the year following NFY Confidential | Preliminary Draft – Subject to Further Review 6 Discounted Cash Flow Selected Companies Discounted Cash Flow Analysis Perpe9tu.5a%l G-r1o0w.5t%h Rate: Perp3e.t5u0a%l G-ro4w.0t0h%Rate : 3.5% - 4.0% $32.50 $27.63 $39.03 $23.85$31.00 $23.79$30.93 LTM Ended 2A/2d8ju/1s7teAddEjuBstIeTdDEABITDA SelecteNdFCYo(m8/p3a1n/1ie7s) Analysis NFY A2d0j1u7sEteAddEjuBstIeTdDEABITDA 181.80.x0x–-2222..00xx SelecteNdFCYo+m1 p(8a/n3ie1s/1A8)nalysis NFY+1 A2d0j1u8sEteAddEjuBstIeTdDEABITDA 14..0x --1188..00xx $26.03 $35.84

Page 1. 2. 3. 4. 5. Transaction Overview and Observations Selected Public Market Observations Financial Analyses Appendices Disclaimer 3 7 15 22 34 Confidential | Preliminary Draft – Subject to Further Review

Trading Snapshot (shares outstanding and dollars in millions, except per share values and where otherwise noted) Market Trading Overview Public Market Enterprise Value Derivation Price Per Share Closing Stock Price April 21, 2017 Common Shares Outstanding [1] Dilutive Shares [1] Fully Diluted Shares Market Value of Equity Total Cash [1] Debt [1] Retirement Benefit Obligations [1] Minority Interest [1] Investments in Joint Ventures and Associates [1] Net Operating Loss Carryforward [2] Assets Held For Sale [1] Public Market Enterprise Value $27.69 104.130 0.200 10-Day Average [4] 1-Month Average [4] 3-Month Average [4] 6-Month Average [4] 52-Week High [4] 52-Week Low [4] $27.75 $26.58 $24.35 $23.68 $28.28 $20.67 104.330 $2,888.9 (287.1) 1,166.8 41.2 4.7 (0.4) (38.1) (8.2) $3,767.8 Implied Multiples Other Market Information Enterprise Value / Net Revenue LTM (November 30, 2016) [1] NFY (Fiscal Year Ending August 31, 2017) [3] NFY+1 (Fiscal Year Ending August 31, 2018) [3] 90-Day Average Daily Trading Value [4] 90-Day Average Daily Trading Volume (in thousands) [4] Dividend Yield [4] Number of Analysts Covering the Company [5] $3.2 129.8 0.0% 9 4.32x 4.11x 3.68x SBC Treatment3 Enterprise Value / Adjusted EBITDA LTM (November 30, 2016) [1] NFY (Fiscal Year Ending August 31, 2017) [3] NFY+1 (Fiscal Year Ending August 31, 2018) [3] Expensed Not Expensed Total Public Float [4] % of Total Shares Outstanding Top 10 Institutional Holdings [4] % of Total Shares Outstanding % of Total Public Float 31.6 30.3% 26.6 25.6% 84.3% 18.9x 19.2x 16.8x 18.3x 18.3x 16.1x Note: Market data as of 4/21/17 1. Based on Company SEC filings as of 11/30/2016. Retirement Benefit Obligations not tax-effected due to insufficient publicly available information 2. Per Company SEC filings as of 8/31/16, reflecting the latest currently available estimate. Represents the component of accrued deferred tax assets attributable to net operating loss carryforwards of $109.1 million 3. Reflects Wall Street analyst consensus estimates per Bloomberg, with projected figures adjusted to include stock-based compensation expense based on average of stock-based compensation expense estimates per J.P. Morgan and RBC Capital Markets equity research reports dated January 26, 2017. Pre-opening expenses not explicitly considered in the above 4. Per Capital IQ 5. Analyst coverage provided by Barclays, BMO Capital Markets, Bank of America Merrill Lynch, Credit Suisse, CLSA, Citi, J.P.Morgan, RBC Capital Markets and William Blair & Company L.L.C Enterprise Value equals equity market value + debt outstanding + preferred stock + minority interests – cash and cash equivalents Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization, adjusted for certain non-recurring items LTM refers to the most recently completed 12-month period for which financial information has been made public NFY refers to Next Fiscal Year NFY+1 refers to the year following NFY SBC refers to Stock-Based Compensation Confidential | Preliminary Draft – Subject to Further Review 8

Timeline and Stock Trading History Closing Stock Price (US $) Daily Volume (MMs) $35.00 14.0 12.0 $30.00 Current Stock Price = $27.69 2 10.0 $25.00 8.0 F H B E K 6.0 $20.00 4.0 $15.00 2.0 $10.00 0.0 3/26/2014 8/31/2014 Nord Anglia Education, Inc. 2/5/2015 7/13/2015 Current Stock Price 12/18/2015 Avg. Price Since IPO 5/24/2016 Transaction Price 10/29/2016 4/5/2017 Daily Trading Volume Selected Events chairman of Nord Anglia audit committee Adjusted net income guidance and adjusted diluted EPS were exploration of acquisitions Middle East through separate agreements for a total of $147 million to open in 2018, and a new campus in Guangzhou expected to Source: Capital IQ, Company management 1. Based on the Agreement 2. Closing stock price as of April 21, 2017 3. Meritas acquisition reflects consideration net of sale leaseback transaction proceeds IPO refers to Initial Public Offering; Q refers to Quarter; EPS refers to Earnings Per Share; FY refers to Fiscal Year Confidential | Preliminary Draft – Subject to Further Review 9 Event Date Comment G 7/26/16 Q3 FY2016 earnings release and lowered corporate guidance H 8/17/16 Appointment of Louis T. Hsieh as an independent director and new I 11/29/16 Q4 FY2016 earnings release and lowered corporate guidance J 1/24/17 Q1 FY2017 earnings release and raised corporate guidance. raised by $2 million and $0.02, respectively. Also announced K 3/3/17 Announced acquisition of international school in Europe and the L 3/30/17 Announced it will develop a new school in Dublin which is expected open in 2020 Event Date Comment A 3/26/14 Completed IPO of 28% of total common stock, raising $304 million B 3/2/15 Acquired 90% stake in British International School Vietnam for $150 million C 4/27/15 Signed a definitive agreement to acquire a portfolio of six schools and non-controlling interest in one school from Meritas, LLC for approximately $387 million 3 D 6/10/15 Completed a Follow-on Equity Offering in the amount of $170.4 million at a price of $24.00 per share E 6/25/15 Completed the acquisition of portfolio of six schools and non-controlling interest in one school from Meritas, LLC F 4/4/16 W.P. Carey Inc. agreed to acquire three school properties from Nord Anglia for a combined sale leaseback total of $167 million Transaction Price = $32.50 1 L DI CGJ AAvg. Price Since IPO = $20.99

Selected Historical Trading Activity Information Last Twelve Months Last Nine Months 50.0% 30.0% 28.4% 27.4% 26.3% 40.0% 20.0% 30.0% 20.0% 10.0% 10.0% 2.8% 0.0% 0.0% $20-$21 $21-$22 $22-$23 $23-$24 $24-$25 $25-$26 $26-$27 $27-$29 $20-$21 $21-$22 $22-$23 $23-$24 $24-$25 $25-$26 $26-$27 $27-$29 Last Six Months Last Three Months 50.0% 30.0% 40.0% 20.0% 17.5% 30.0% 20.0% 10.0% 10.0% 0.0% 0.0% $20-$21 $21-$22 $22-$23 $23-$24 $24-$25 $25-$26 $26-$27 $27-$29 $20-$21 $21-$22 $22-$23 $23-$24 $24-$25 $25-$26 $26-$27 $27-$29 Note: Per Capital IQ as of 4/21/2017 1. Based on average VWAP over the given time period (last 3 months, 6 months, 9 months or 12 months) VWAP refers to volume weighted average price; mm refers to million Confidential | Preliminary Draft – Subject to Further Review 10 23.8% 19.0% 19.0% 7.9% 11.1% 1.6% 0.0% 40.0% 21.6% 11.2%9.6% 11.2% 0.0% 5.6% 0.8% Total Volume: 8.1 mm Average VWAP(1): $24.28 Total Volume: 13.5 mm Average VWAP(1): $23.65 38.7% 2.0% 24.9% 20.9% 5.5%4.7% 0.4% 0.0% 7.4%6.3% 3.7% 0.5% Total Volume: 19.1 mm Average VWAP(1): $23.05 Total Volume: 27.1 mm Average VWAP(1): $22.68

Relative Stock Price Performance Relative Stock Price Performance Since IPO 180.0% Relative Returns Selected Companies Index1: 74.6% 160.0% Nord Anglia: 53.8% 140.0% S&P 500 Index: 26.8% 120.0% 100.0% 80.0% 60.0% Source: Capital IQ as April 21, 2017 1. The Selected Companies Index is equally weighted and includes Bright Horizons Family Solutions Inc., China Maple Leaf Educational Systems Limited, IDP Education Limited, Navitas Limited, New Oriental Education & Technology Group Inc., Overseas Education Limited, TAL Education Group, China YuHua Education Corporation Limited, Internationella Engelska Skolan I Sverige Holdings II AB (publ), Virscend Education Company Limited and Wisdom Education International Holdings Company Limited IPO refers to Initial Public Offering Confidential | Preliminary Draft – Subject to Further Review 11 Indexed Prices

Selected Wall Street Analyst Recommendations & Observations (dollars in millions, except per share values) Closing Price on Date of Report Target 2017E Adjusted EBITDA Target 2017E Revenue Target 2017E Adjusted EPS Analyst Date of Report View Target Price [1] Citigroup, Thomas A. Singlehurst 21-Mar-17 $24.20 Buy $29.00 $918.3 $210.5 $0.66 J.P.Morgan, Leon Chik 26-Jan-17 $21.62 Overweight $25.00 $917.0 $208.3 $0.67 Barclays, Manav Patnaik 24-Jan-17 $22.31 Equal Weight $24.00 $924.0 $207.0 $0.70 CLSA, Mariana Kou 24-Jan-17 $22.31 Underperform $25.00 $921.7 $208.0 $0.68 Source: Credit Suisse, Citigroup, Bank of America Merrill Lynch, J.P,Morgan, RBC Capital Markets, Barclays, William Blair, CLSA and BMO Capital Markets Research Reports 1. Based on information available as of 4/21/2017 2. For the purposes of this page, stock-based compensation and exceptional expenses have been added back to Adjusted EBITDA to provide a direct comparison to Analysts’ observations, which exclude stock-based compensation and exceptional expenses Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization, adjusted for certain non-recurring items EPS refers to Earnings per Share E refers to Estimated Confidential | Preliminary Draft – Subject to Further Review 12 Company Projections [2] $931.3 $212.8 $0.71 Low $21.62 $24.00 $909.3 $207.0 $0.66 High $27.68 $29.00 $926.6 $212.0 $0.70 Median $22.31 $27.50 $917.7 $208.3 $0.67 Mean $23.00 $26.88 $917.7 $209.1 $0.67 BMO Capital Markets, Jeffrey M. Silber 24-Jan-17 $22.31 Outperform $28.00 $910.7 $207.2 $0.66 William Blair, Brandon Dobell 24-Jan-17 $22.31 Outperform NA $926.6 $212.0 $0.69 RBC Capital Markets, Gary Bisbee 26-Jan-17 $21.62 Outperform $27.00 $909.3 $210.3 $0.67 Bank of America Merrill Lynch, Ruchi Malaiya 3-Feb-17 $22.60 Buy $29.00 $913.7 $207.8 $0.66 Credit Suisse, Anjaneya Singh 13-Apr-17 $27.68 Outperform $28.00 $917.7 $211.0 $0.68

Float and Trading Observations Public Float / Shares Outstanding 100.0% 90.0% 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% 90 – Day Average Daily Volume / Public Float 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 0.56% Source: Capital IQ and Bloomberg as of 4/21/17 Confidential | Preliminary Draft – Subject to Further Review 13 3.57% 1.07%0.99% 1.33% 0.19%0.13% 0.83% 0.55% 0.57%0.71% 0.41% 0.21% 0.27% 86.5% 77.7% 55.4% 61.2% 49.5% 34.4% 44.1%40.9%45.9% 37.6% 22.4%25.0% 30.3% 26.3%

Ownership Summary (shares in millions) Current Shareholders Shares Held [1] Ownership % [1] Public Holdings 2 30.2% 69.6 66.5% Baring Private Equity Asia Insider Holdings Andrew Fitzmaurice (CEO & Director) Other Directors & Executive Officers Total Insider Holdings 2.1 0.8 2.0% 0.8% 2.9 2.8% Insider Holdings 2.8% Public Holdings Baron Capital Group, Inc. StockBridge Partners, LLC T. Rowe Price Group, Inc. Capital Research and Management Company TimesSquare Capital Management, LLC Massachusetts Financial Services Company Triple Frond Partners LLC Loomis, Sayles & Company L.P. Other Public Shareholders Total Public Holdings 6.9 5.0 4.3 2.3 1.8 1.6 1.4 1.4 7.0 6.5% 4.8% 4.1% 2.2% 1.7% 1.5% 1.3% 1.3% 6.7% Baring Private Equity Asia 66.5% Options 0.6% 31.6 30.2% 104.2 99.5% Total Basic Shares Outstanding Options 0.6 0.5% 104.7 100.0% Total Fully Diluted Shares Outstanding [1] Sources: Company management, Capital IQ and Company SEC filings 1. Based on 104.2 million basic shares outstanding (including RSUs) and 0.6 million net shares from exercise of in-the-money options at the market price as of 4/21/2017 of $27.69 based on treasury method 2. Does not reconcile with float numbers shown on prior pages due to inclusion of dilutive shares Confidential | Preliminary Draft – Subject to Further Review 14

Page 1. 2. 3. 4. 5. Transaction Overview and Observations Selected Public Market Observations Financial Analyses Appendices Disclaimer 3 7 15 22 34 Confidential | Preliminary Draft – Subject to Further Review

Financial Analysis Summary Implied Per Share Value Reference Range Transaction Consideration DiscounDtisRcaotuen:t9R.5a%te:-10.5% SelectedLTCMomEpnadneieds2A/2n8a/l1y7sis 18.108x.0-x22–.02x2.0x $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 Note: No weighting attributed to any specific indication Source: Company management provided financial information Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization, adjusted for certain non-recurring items, as provided by Company management LTM refers to the most recently completed 12-month period; NFY refers to Next Fiscal Year; NFY+1 refers to the year following NFY Confidential | Preliminary Draft – Subject to Further Review 16 Discounted Cash Flow Selected Companies Discounted Cash Flow Analysis Perpe9tu.5a%l G-r1o0w.5t%h Rate: Perp3e.t5u0a%l G-ro4w.0t0h%Rate : 3.5% - 4.0% $32.50 $27.63 $39.03 $23.85$31.00 $23.79$30.93 LTM Ended 2A/2d8ju/1s7teAddEjuBstIeTdDEABITDA SelecteNdFCYo(m8/p3a1n/1ie7s) Analysis NFY A2d0j1u7sEteAddEjuBstIeTdDEABITDA 181.80.x0x–-2222..00xx SelecteNdFCYo+m1 p(8a/n3ie1s/1A8)nalysis NFY+1 A2d0j1u8sEteAddEjuBstIeTdDEABITDA 14..0x --1188..00xx $26.03 $35.84

Financial Analysis Summary (cont.) (shares outstanding and dollars in millions, except per share values) Implied Per Share Value Reference Ranges Discounted Cash Flow Analysis Selected Companies Analysis Selected Companies Analysis Selected Companies Analysis Perpetual Growth Rate LTM Ended 2/28/17 Adjusted EBITDA NFY 2017E Adjusted EBITDA NFY+1 2018E Adjusted EBITDA 3.50% --4.00% $190.2 --$189.9 --$261.1 --Corresponding Base Amount Selected Multiples Range Implied Enterprise Value Range 18.0x 22.0x $4,184.4 18.0x 22.0x $4,176.8 14.0x 18.0x $4,699.2 $3,864.1 --$5,076.5 $3,423.6 --$3,417.4 --$3,655.0 --Cash and Cash Equivalents as of 2/28/17 $225.7 ---- --$225.7 $225.7 ---- --$225.7 $225.7 ---- --$225.7 $225.7 ---- --$225.7 Implied Total Enterprise Value Reference Range Total Debt as of 2/28/17 [1] Retirement Benefit Obligations as of 2/28/17 [2] $4,089.8 (1,153.8) (37.3) $5,302.2 (1,153.8) (37.3) $3,649.3 (1,153.8) (37.3) $4,410.1 (1,153.8) (37.3) $3,643.1 (1,153.8) (37.3) $4,402.5 (1,153.8) (37.3) $3,880.7 (1,153.8) (37.3) $4,924.9 (1,153.8) (37.3) ---- ---- ---- ---- ---- ---- Minority Interest as of 2/28/17 [3] Investments in Joint Ventures and Associates as of 2/28/17 [4] Net Operating Loss Carryforward as of 8/31/16 [5] (5.2) 0.4 0.0 (5.2) 0.4 0.0 (5.2) 0.4 38.1 (5.2) 0.4 38.1 (5.2) 0.4 38.1 (5.2) 0.4 38.1 (5.2) 0.4 38.1 (5.2) 0.4 38.1 ---- ---- Implied Total Equity Value Reference Range Shares Outstanding [6] Implied Per Share Value Reference Range $2,893.9 104.7 ---- --$4,106.3 105.2 $2,491.5 104.5 ---- --$3,252.3 104.9 $2,485.3 104.5 ---- --$3,244.7 104.9 $2,722.9 104.6 ---- --$3,767.1 105.1 $27.63 $39.03 $23.85 $31.00 $23.79 $30.93 $26.03 $35.84 Source: Company management, SEC filings 1. Includes $1,111.3 million of interest-bearing loans and borrowings and $42.5 million of finance lease liabilities as of 2/28/17, per Form 6-K 2. Represents net funding deficit in defined benefit pension schemes in the UK, Switzerland and Thailand as of 2/28/17, per Form 6-K. It is not tax-effected as the Company is not a taxpayer in certain relevant jurisdictions 3. Represents book value of non-controlling interest in certain of the Company’s subsidiaries (British International School, Vietnam; British Vietnamese International School; British International School - Hanoi; British Vietnamese International School (Secondary and High School); and Camplife Limited) as of 2/28/17, per Form 6-K 4. Represents book value of 50% interest in joint venture EduAction (Waltham Forest) Limited as of 2/28/17, per Form 6-K 5. Represents the component of accrued deferred tax assets attributable to net operating loss carryforwards (“NOLs”) of $109.1 million based on most recently available information. NOLs are incorporated in discounted cash flow analysis per Company management 6. Based on 104.2 million basic common shares outstanding (including RSUs) and the number of shares attributable to the exercise of in-the-money options using the treasury method, based on 2.3 million outstanding options as of 4/20/2017 per Company management LTM refers to the most recently completed 12-month period NFY refers to Next Fiscal Year NFY+1 refers to the year following NFY Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization, adjusted for certain non-recurring items, based on information provided by Company management E refers to Estimated Confidential | Preliminary Draft – Subject to Further Review 17

Selected Historical and Projected Financial Data (dollars in millions) Fiscal Year Ended August 31, LTM Ended 2/28/17 Fiscal Year Ending August 31, CAGR 2016 to 2021E 2014 2015 2016 2017E 2018E 2019E 2020E 2021E Revenue: Base Existing Schools Growth % Greenfield Growth % China Bilingual Schools Growth % Mergers and Acquisitions Growth % $474.6 $573.1 20.8% --$856.0 49.4% --$882.4 $899.1 5.0% --$984.4 9.5% 27.3 $1,070.8 8.8% 43.1 57.9% 105.9 172.5% 201.0 116.0% $1,158.0 8.1% 55.0 27.4% 212.5 100.6% 318.9 58.6% $1,248.4 7.8% 74.6 35.8% 404.0 90.2% 451.1 41.5% ---- ---- --6.7 11.3 38.9 243.7% 93.1 345.6% ---- ---- 20.9 Growth % Operating Expenses - Existing Schools Operating Expenses - Greenfield Operating Expenses - China Bilingual Operating Expenses - M&A Central and Regional Costs Stock-Based Compensation Pre-Opening Costs and Other [1] Depreciation & Amortization Total Operating Expenses % Revenue 20.8% (414.1) ---- --(31.3) (2.3) (4.0) (48.5) 49.4% (614.8) ---- --(40.0) (6.7) (7.7) (65.2) 8.8% (646.7) --(11.3) (17.2) (43.3) (8.6) (18.2) (51.8) 22.8% (695.8) (22.4) (26.9) (66.2) (49.3) (9.5) (12.6) (62.4) 24.2% (750.1) (42.4) (75.7) (145.2) (59.6) (10.3) (12.6) (75.0) 22.8% (805.7) (49.7) (155.3) (230.6) (73.1) (11.1) (12.7) (92.2) 24.9% (864.3) (61.4) (269.0) (324.3) (85.0) (12.0) (12.7) (115.5) (322.2) ---- --(26.4) (3.1) (4.1) (33.8) (641.2) --(7.0) --(43.5) (7.7) (8.5) (66.2) (389.6) 82.1% (500.2) 87.3% (734.4) 85.8% (774.1) 87.1% (797.1) 85.6% (945.0) 82.6% (1,170.9) 82.4% (1,430.3) 82.0% (1,744.2) 80.1% Depreciation & Amortization 33.8 48.5 65.2 66.2 51.8 62.4 75.0 92.2 115.5 Add: Adjustments 1.4 3.0 6.1 9.0 3.9 ---- ---- Margin % Growth % 25.3% 21.7% 3.5% 22.5% 55.1% 21.4% 20.4% -1.6% 22.8% 37.5% 22.9% 24.5% 23.3% 25.0% 25.2% 35.2% Source: Company SEC filings and projections provided by Company management 1. Pre-Opening Costs and Other represents acquisition costs and other pre-opening costs associated with new schools and acquisitions Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization, adjusted for certain non-recurring items, based on information provided by Company management EBIT refers to Earnings Before Interest and Taxes; EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization CAGR refers to compound annual growth rate E refers to Estimated LTM refers to the most recently completed 12-month period Confidential | Preliminary Draft – Subject to Further Review 18 23.3% Total Adjusted EBITDA $120.2 $124.4 $192.9 $190.2 $189.9 $261.1 $325.1 $406.2 $549.4 24.1% Total EBITDA $118.8 $121.4 $186.8 $181.2 $186.0 $261.1 $325.1 $406.2 $549.4 29.0% Total EBIT $85.0 $72.9 $121.6 $115.0 $134.2 $198.7 $250.1 $314.0 $434.0 20.5% Total Revenue $474.6 $573.1 $856.0 $889.1 $931.3 $1,143.7 $1,420.9 $1,744.3 $2,178.2 7.8%

Selected Historical and Projected Financial Data (cont.) (dollars in millions) Fiscal Year Ended August 31, LTM Ended 2/28/17 Fiscal Year Ending August 31, 2014 2015 2016 2017E 2018E 2019E 2020E 2021E Additional Financial Information Maintenance Capital Expenditures Growth Capital Expenditures Total Capital Expenditures Acquisitions [1] Depreciation & Amortization Net Working Capital Change in Net Working Capital Additional Operational Information Schools at Beginning of Year [2] Expat Greenfield [2] China Bilingual Schools [2] Acquisitions [2] Schools at End of Year China Bilingual Conversions [3] Adjustments: $14.0 39.6 $18.7 43.6 $29.0 65.3 $32.3 83.2 $43.6 70.5 $52.1 117.0 $61.7 119.4 $73.9 116.0 $53.6 35.1 33.8 (291.6) $62.3 647.1 48.5 (558.4) (266.8) $94.3 33.6 65.2 (553.1) 5.3 $88.0 19.2 66.2 (323.5) $115.5 178.0 51.8 (588.1) (35.0) $114.1 185.0 62.4 (631.5) (43.4) $169.1 169.9 75.0 (681.5) (50.0) $181.1 173.0 92.2 (739.8) (58.3) $189.9 169.9 115.5 (812.6) (72.8) 27 ---- 2 29 3 --10 42 ---- --42 --1 4 47 3 --1 51 1 2 1 55 --5 1 61 1 5 1 29 --42 --42 --47 --51 1 55 2 61 --68 --Source: Company SEC filings and projections and other information provided by Company management 1. Acquisitions excludes aggregate new lease obligations 2. Historical school openings and projected school openings provided by Company management 3. The Company plans to convert three existing expatriate schools in China to bilingual schools by 2019 4. Includes the collaboration programs with MIT, Julliard, King’s College London and UNICEF 5. Represents certain expenses incurred as part of the Global Campus Expedition Facility 6. Other includes China Expat taxes, lender waiver fees and Sarbanes Oxley project E refers to Estimated LTM refers to the most recently completed 12-month period PP&E refers to Property, Plant and Equipment MIT refers to Massachusetts Institute of Technology Confidential | Preliminary Draft – Subject to Further Review 19 Loss on Disposal of PP&E Management Fees Rollout of Collaboration Programs [4] Global Campus Expedition Facility [5] Other [6] Total Adjustments $0.1 $0.3 $0.4 $0.0 ($0.4) $0.0 $0.0 $0.0 $0.0 1.2 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.7 2.8 3.8 2.2 0.0 0.0 0.0 0.0 0.0 0.0 1.2 1.3 0.1 0.0 0.0 0.0 0.0 0.1 2.0 1.7 3.9 2.0 0.0 0.0 0.0 0.0 $1.4 $3.0 $6.1 $9.0 $3.9 $0.0 $0.0 $0.0 $0.0

Discounted Cash Flow Perpetual Growth Rate Analysis (dollars in millions) Projected Fiscal Year Ending August 31, Total Revenue Growth % Total Operating Expenses Depreciation & Amortization EBITDA Margin % Depreciation & Amortization EBIT Taxes [2] Unlevered Earnings Depreciation & Amortization Capital Expenditures Acquisitions Change in Net Working Capital Unlevered Free Cash Flows $410.8 $1,143.7 22.8% (945.0) 62.4 $1,420.9 24.2% (1,170.9) 75.0 $1,744.3 22.8% (1,430.3) 92.2 $2,178.2 24.9% (1,744.2) 115.5 Total Revenue $2,178.2 (362.5) 18.4 Total Operating Expenses Depreciation & Amortization EBITDA Margin % Depreciation & Amortization EBIT Taxes [2] Unlevered Earnings Depreciation & Amortization Capital Expenditures [4] Change in Net Working Capital Unlevered Free Cash Flow (1,702.7) 73.9 $66.7 20.4% (18.4) $261.1 22.8% (62.4) $325.1 22.9% (75.0) $406.2 23.3% (92.2) $549.4 25.2% (115.5) $549.4 25.2% (73.9) $48.3 (12.1) $198.7 (49.7) $250.1 (62.5) $314.0 (78.5) $434.0 (108.5) $475.5 (118.9) $36.2 18.4 (78.8) (164.5) 264.6 $149.0 62.4 (114.1) (185.0) 43.4 $187.5 75.0 (169.1) (169.9) 50.0 $235.5 92.2 (181.1) (173.0) 58.3 $325.5 115.5 (189.9) (169.9) 72.8 $356.6 73.9 (73.9) 13.7 $370.3 $75.9 ($44.3) ($26.4) $31.9 $153.9 Discount Rate 3.50% $4,499.5 $4,281.6 $4,080.9 $3,895.5 $3,723.6 3.75% $4,706.4 $4,470.8 $4,254.4 $4,055.1 $3,870.9 4.00% $4,932.2 $4,676.4 $4,442.3 $4,227.4 $4,029.4 3.50% $4,643.8 $4,424.9 $4,223.3 $4,036.9 $3,864.1 3.75% $4,850.7 $4,614.1 $4,396.8 $4,196.5 $4,011.4 4.00% $5,076.5 $4,819.7 $4,584.7 $4,368.9 $4,169.9 3.50% $3,673.6 $3,454.7 $3,253.1 $3,066.7 $2,893.9 3.75% $3,880.5 $3,643.9 $3,426.6 $3,226.3 $3,041.2 4.00% $4,106.3 $3,849.5 $3,614.5 $3,398.7 $3,199.7 9.5% 9.8% 10.0% 10.3% 10.5% $144.3 $143.3 $142.4 $141.4 $140.5 $970.2 $970.2 $970.2 $970.2 $970.2 + = - = = Discount Rate 3.50% 12.2x 11.7x 11.3x 10.9x 10.5x 3.75% 12.7x 12.2x 11.7x 11.3x 10.9x 4.00% 13.3x 12.8x 12.3x 11.8x 11.3x Discount Rate 3.50% 96.9% 96.8% 96.6% 96.5% 96.4% 3.75% 97.0% 96.9% 96.8% 96.6% 96.5% 4.00% 97.2% 97.0% 96.9% 96.8% 96.6% 9.5% 9.8% 10.0% 10.3% 10.5% 9.5% 9.8% 10.0% 10.3% 10.5% Note: Present values as of 4/21/17; mid-year convention applied; stock based compensation treated as a cash expense to approximate dilutive impact Source: Company SEC filings and Company management 1. Represents a 6-month period ending 8/31/2017 calculated as FY2017E projections minus 6 months ended 2/28/17 actual results 2. Tax at 25.0% per Company management (includes impact of usable net operating loss carryforwards) 3. Terminal Value Assumptions include 25% tax rate, capital expenditures tracking 2021E maintenance capital expenditures, depreciation & amortization equal to capital expenditures and net working capital tracking revenue growth based on information provided by Company management 4. Represents maintenance capital expenditures in 2021E 5. Implied from corresponding discount rate and perpetual growth rate applied to 2021E EBITDA 6. Includes interest-bearing debt, finance leases, retirement benefit obligations and minority interest less cash and investments in joint ventures 7. Based on 104.2 million basic common shares outstanding (including RSUs) and the number of shares attributable to the exercise of in-the-money options using the treasury method, based on 2.3 million outstanding options as of 4/20/2017 per Company management EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization; EBIT refers to Earnings Before Interest and Taxes; E refers to Estimated; PV refers to Present Value Confidential | Preliminary Draft – Subject to Further Review 20 PV of Terminal Value as a % of Enterprise Value Implied 2021E EBITDA Terminal Multiple [5] Implied Equity Value Per Share [7] 3.50% 3.75% 4.00% $34.96 $36.91 $39.03 $32.91 $34.68 $36.62 $31.01 $32.64 $34.41 $29.26 $30.76 $32.38 $27.63 $29.02 $30.51 Implied Total Equity Value Net Debt and Other [6] Implied Enterprise Value PV of Terminal Value Based on Perpetual Growth Rate for 2021E Unlevered Free Cash Flow Present Value of Cash Flows (2017 - 2021) Terminal Value Assumptions [3] 2017E [1] 2018E 2019E 2020E 2021E

Selected Companies Information (dollars in millions, except per share values) Share Price [2] Equity Market Value [2][3] Enterprise Value [1][2][3] Enterprise Value [1] to Adjusted EBITDA Selected Company LTM FYE (8/31/17) [4] FYE (8/31/18) [4] FYE (8/31/19) [4] Bright Horizons Family Solutions Inc. [5] China Maple Leaf Educational Systems Limited China YuHua Education Corporation Limited IDP Education Limited Internationella Engelska Skolan i Sverige Holdings II AB (publ) Navitas Limited New Oriental Education & Technology Group Inc. Overseas Education Limited TAL Education Group [6] Virscend Education Company Limited Wisdom Education International Holdings Company Limited $74.57 $0.77 $0.33 $3.46 $7.43 $3.40 $62.81 $0.27 $110.67 $0.69 $0.27 $4,539.6 1,055.5 983.8 890.0 297.6 1,218.4 9,915.5 113.0 10,445.7 2,117.1 542.8 $5,665.8 875.7 985.2 871.9 281.3 1,364.3 8,052.1 176.7 9,837.9 2,179.5 616.0 19.9x 19.8x 16.3x 17.8x 10.5x 11.4x 29.5x 9.5x 78.1x 38.7x 15.1x 18.0x 14.7x 18.5x 16.4x 10.0x 11.1x 25.2x 9.2x 46.9x 32.8x 11.6x 16.1x 11.9x 13.7x 13.4x 9.0x 11.0x 18.9x 9.1x 30.4x 24.9x 9.7x NA 9.7x 11.7x 11.8x 8.1x NA NA NA 21.8x 18.7x 8.2x Sources: Public filings, Capital IQ, Bloomberg Note: No company used in this analysis for comparative purposes is identical to the Company 1. Enterprise Value equals equity market value + debt outstanding + preferred stock + minority interests – cash and cash equivalents 2. Based on closing prices as of 4/21/17 3. Based on reported fully-diluted shares 4. Multiples based on forward-looking financial information may have been calendarized to 8/31 year-end 5. Analyst EBITDA estimates adjusted to reflect the impact of stock-based compensation expenses 6. Equity market value and enterprise value for TAL Education Group reflects reported dilutive shares for the three months ending 11/30/16, assuming the impact of a convertible bond conversion. Debt amounts included in enterprise value calculation assume bond conversion to equity Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization, adjusted for certain non-recurring items LTM refers to the most recently completed 12-month period for which financial information has been made public FYE refers to Fiscal Year End NA refers to Not Available Confidential | Preliminary Draft – Subject to Further Review 21 Low 9.5x 9.2x 9.0x 8.1x High 78.1x 46.9x 30.4x 21.8x Median 17.8x 16.4x 13.4x 11.7x Mean 24.2x 19.5x 15.3x 12.9x

Page 1. 2. 3. 4. Transaction Overview and Observations Selected Public Market Observations Financial Analyses Appendices Illustrative Transactions Information Selected Companies Benchmarking Information Disclaimer 3 7 15 22 23 30 34 5. Confidential | Preliminary Draft – Subject to Further Review

Page 1. 2. 3. 4. Transaction Overview and Observations Selected Public Market Observations Financial Analyses Appendices Illustrative Transactions Information Selected Companies Benchmarking Information Disclaimer 3 7 15 22 23 30 34 5. Confidential | Preliminary Draft – Subject to Further Review

Illustrative Selected Transactions Information K-12 and Early Childhood Education Platforms / Institutions (dollars in millions) Transaction Value/ Transaction Value [1] LTM Revenue [2] LTM EBITDA [2] EBITDA Margin % [2] Announced Effective Target Acquiror 12/7/2016 12/6/2016 China Bilingual Technology & Education Group Inc. Capstone Technologies Group Inc. NA NA NA NA 8/30/2016 9/15/2016 International School of Europe S.r.l. Educas LLC NA NA NA NA Knowledge Universe Education LLC (nka:KinderCare Education LLC) 7/9/2015 8/13/2015 Partners Group NA NA NA NA GEMS Education NA NA NA NA Unknown Majority Stake in Pamoja Education 5/31/2013 7/2/2013 JB Education AB, Five Secondary Schools AcadeMedia AB NA NA NA NA 4/28/2010 6/14/2010 AcadeMedia AB EQT Partners AB; EQT V, L.P. 347.3 1.22x 10.4x 11.7% Note: No company set forth on this page for comparative purposes is identical to the Company, and no transaction set forth on this page for comparative purposes is identical to the Transaction Source: Capital IQ, public filings, Wall Street research 1. Transaction Value refers to the implied enterprise value of target company, based on announced transaction equity price and other public information at the time of the announcement 2. Based on reported metric for the most recent LTM period prior to the announcement of the transaction 3. Represents acquisition of approximately 49% interest EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization; NA refers to Not Available LTM refers to most recently completed 12-month period for which financial information has been made public Confidential | Preliminary Draft – Subject to Further Review 24 Low $250.0 1.22x 10.4x 11.7% High $347.3 1.22x 10.4x 11.7% Median $298.6 1.22x 10.4x 11.7% Mean $298.6 1.22x 10.4x 11.7% 4/3/2013 4/25/2013 Cognita Schools Ltd [3] KKR & Co. L.P. NA NA NA NA 6/9/2015 6/9/2015 Unknown Majority Stake in Oxford Study Courses and 8/30/2016 9/13/2016 St. Louis School Inspired Schools Worldwide NA NA NA NA 11/13/2016 8/31/2016 Golden Apple Education Group PAG Asia Capital $250.0 NA NA NA 2/23/2017 2/23/2017 Nuevo Agora Centro De Estudios S.L Providence Equity Partners LLC NA NA NA NA

Illustrative Selected Transactions Information (cont.) Post-Secondary Education Platforms / Institutions (dollars in millions) Transaction Value/ Transaction Value [1] LTM Revenue [2] LTM EBITDA [2] EBITDA Margin % [2] Announced Effective Target Acquiror Glion Hotel School and Les Roches International School of Hotel Management 3/15/2016 Pending Eurazeo 385.2 2.20x 13.6x 16.1% 12/15/2015 12/15/2015 Grupo Ibmec Educacional S/A DeVry Educacional do Brasil, S/A 179.3 2.97x 14.9x 20.0% 6/1/2015 6/1/2015 The University Of Law Ltd Global University Systems B.V. NA NA NA NA 6/6/2014 7/1/2014 Endeavour College of Natural Health Pty Ltd. Vocation Limited 78.1 1.79x NA NA 12/3/2013 12/3/2013 Cambridge Education Group Limited Bridgepoint Advisers Limited 251.4 2.06x 11.0x 18.7% 5/28/2012 5/28/2012 Grupo Uniasselvi Editora e Distribuidora Educacional S.A. 257.3 2.60x 13.2x 19.7% Navis Capital Partners; Navis Asia Fund VI, L.P.; Malaysian Growth Opportunity Fund I 4/25/2012 6/20/2012 SEG International Bhd 347.7 3.71x 10.5x 35.4% DeVry, Inc. 235.0 NA NA NA Education Services, Inc. Note: No company set forth on this page for comparative purposes is identical to the Company, and no transaction set forth on this page for comparative purposes is identical to the Transaction Source: Capital IQ, public filings, Wall Street research 1. Transaction Value refers to the implied enterprise value of target company, based on announced transaction equity price and other public information at the time of the announcement 2. Based on reported metric for the most recent LTM period prior to the announcement of the transaction EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization NA refers to Not Available LTM refers to most recently completed 12-month period for which financial information has been made public Confidential | Preliminary Draft – Subject to Further Review 25 Low $45.9 1.12x 9.0x 5.0% High $3,439.0 4.05x 24.3x 35.4% Median $251.4 2.36x 13.2x 18.7% Mean $582.0 2.46x 14.0x 19.4% 8/4/2011 8/3/2011 American University of the Caribbean and Medical 5/16/2012 5/16/2012 CAE Training & Services UK Ltd. CAE Inc. 313.4 1.12x 9.0x 12.5% 4/22/2013 7/3/2014 Anhanguera Educacional Participacoes S.A. Kroton Educacional S.A. 3,439.0 4.05x 23.4x 17.3% 4/10/2014 7/1/2014 Universidade São Judas Tadeu Minas Gerais Educação S.A. 144.8 1.75x 10.0x 17.6% 8/8/2014 8/8/2014 St. George's University Baring Private Equity Asia; Altas Partners LP NA NA NA NA 10/22/2015 12/10/2015 Career Partner GmbH Apollo Global Germany GmbH 107.1 3.57x 13.4x 26.7% 12/18/2015 1/14/2016 Sociedade Educacional de Santa Catarina Posse Gestao Patrimonial S.A. 45.9 1.21x 24.3x 5.0% 6/21/2016 Pending Estácio Participações S.A. Kroton Educacional S.A. $1,781.6 2.52x 10.3x 24.5%

Illustrative Nord Anglia Transactions Information Prior Acquisitions Made by Nord Anglia (cont.) (dollars in millions) Transaction Value/ LTM EBITDA [3] Transaction Value [1] [2] Announced Effective Target Acquiror 3/3/2017 NA K-12 School in Kuwait [4] Nord Anglia Education, Inc. 133.1 8.0x 4/27/2015 6/25/2015 Meritas, LLC Nord Anglia Education, Inc. 387.4 8.4x 7/1/2014 4/24/2014 Northbridge International School Nord Anglia Education, Inc. 15.0 12.8x 12/10/2013 8/2/2013 St. Andrew's International School Bangkok Nord Anglia Education, Inc. 13.6 8.5x 1/1/2011 1/1/2011 WCL Group Nord Anglia Education, Inc. 217.4 9.5x Note: No company set forth on this page for comparative purposes is identical to the Company, and no transaction set forth on this page for comparative purposes is identical to the Transaction Source: Company management. 1. Transaction Value refers to the implied enterprise value of target company 2. Company acquisition amounts include deferred consideration; Meritas acquisition reflects consideration net of sale leaseback transaction proceeds 3. Based on reported metric for the most recent LTM period prior to the announcement of the transaction 4. For Prague British school and K-12 School in Kuwait, represents multiple of expected fiscal year 2017 EBITDA EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization; LTM refers to Latest Twelve Months; NA refers to Not Available; NMF refers to Not Meaningful Confidential | Preliminary Draft – Subject to Further Review 26 Low $0.7 6.2x High $387.4 12.8x Median $24.5 8.4x Mean $99.3 8.4x 1/1/20131/1/2013British School of GuangzhouNord Anglia Education, Inc.28.06.3x 4/24/20144/24/2014Dover Court International School SingaporeNord Anglia Education, Inc.20.16.2x 3/2/20153/2/2015BIS VietnamNord Anglia Education, Inc.157.09.3x 3/3/20173/21/2017Prague British School [4]Nord Anglia Education, Inc.21.06.3x 4/10/2017NANetherland Inter-community SchoolNord Anglia Education, Inc.$0.7NMF

Premiums Implied by Transaction Current Price (4/21/17) Implied Premium of Per Share Transaction Price Over Average Closing Stock Price [1] Trading Period Prior to 4/22/17 Closing Stock Price 1-Day 5-Day Average 10-Day Average 1-Month Average 3-Month Average 6-Month Average 1-Year Average 52-Week High 4/11/17 52-Week Low 6/27/16 $27.69 $27.62 $27.75 $26.58 $24.35 $23.68 $22.70 $28.28 $20.67 17.4% 17.7% 17.1% 22.3% 33.5% 37.2% 43.2% 14.9% 57.2% Price as of (4/3/17) – Prior to Preliminary Proposal Letter Implied Premium of Per Share Transaction Price Over Average Closing Stock Price [1] Trading Period Prior to 4/4/17 [2] Closing Stock Price 1-Day 5-Day Average 10-Day Average 1-Month Average 3-Month Average 6-Month Average 1-Year Average 52-Week High 4/3/17 52-Week Low 6/27/16 $25.70 $25.37 $25.05 $24.55 $23.43 $23.06 $22.39 $25.70 $20.67 26.5% 28.1% 29.7% 32.4% 38.7% 40.9% 45.1% 26.5% 57.2% Source: Company management and Capital IQ 1. Transaction Price of $32.50 based on the Agreement 2. Based on date of Preliminary Proposal Letter of 4/4/17 Confidential | Preliminary Draft – Subject to Further Review 27

Illustrative Acquisition Premium Observations – 13e-3 Transactions Implied Premiums Paid1 1-Day2 5-Day2 1 Month2 Announced Effective Target Acquiror 03/31/17 02/17/17 02/17/17 01/27/17 12/19/16 09/26/16 08/01/16 07/28/16 07/28/16 07/11/16 06/30/16 06/27/16 06/23/16 06/23/16 06/16/16 06/06/16 06/03/16 NA NA NA NA 02/17/17 02/17/17 02/01/17 12/15/16 11/04/16 NA 12/08/16 08/31/16 11/16/16 02/28/17 11/29/16 01/12/17 12/06/16 UTStarcom Holdings Corp. China XD Plastics Company Limited Zhaopin Limited Midcoast Energy Partners, L.P. Calamos Asset Management Inc. Columbia Pipeline Partners LP Affinity Gaming BBX Capital Corporation NetSuite Inc. Concord Medical Services Holdings Limited Starz American Independence Corp. Sky-mobi Limited Qunar Cayman Islands Limited Response Biomedical Corp. eFuture Holding Inc. Talen Energy Corporation Shah Capital Management, Inc Morgan Stanley Private Equity Asia III, Inc. Hillhouse Capital Management, Ltd.; FountainVest Partners Enbridge Energy Company, Inc. Calamos Partners LLC Columbia Pipeline Group, Inc. Z Capital Management LLC BFC Financial Corporation (nka:BBX Capital Corporation) Oracle Corporation Blue Ocean Management Limited Lions Gate Entertainment Corp. Independence Holding Company; Madison Investors Corporation Xplane Ltd.; Mobi Joy Limited; Amber Shining Investment Limited Ctrip.com International, Ltd., M Strat Holdings 1077801 B.C. Ltd. Shiji (Hong Kong) Limited C/R Energy Jade, LLC; Raven Power Holdings LLC; Sapphire Power Holdings LLC Advanced Semiconductor Engineering, Inc. Rich Dragon Consultants Limited; Nutronics Technology Corporation Casino, Guichard-Perrachon Société Anonyme SBE Entertainment Group, LLC Pampa Energía S.A. Great American Insurance Company, Inc. ARMOUR Residential REIT, Inc. FFMC Merger Corporation IEH FM Holdings LLC 13.8% 28.6% 14.2% -8.6% * 12.1% 11.8% NA 12.3% 19.0% 33.8% 24.3% 4.1% 25.0% 15.0% NA 17.8% 17.3% 13.8% 30.3% 14.5% -1.8% * 13.8% 15.7% NA 14.5% 33.1% 35.9% 19.7% 13.5% 22.9% 5.3% NA 4.4% 25.2% 25.0% 30.3% 16.4% 15.1% 17.2% 26.6% NA 27.6% 57.9% 39.1% 30.0% 12.5% 20.9% -8.6% * NA 5.6% 16.8% 05/26/16 05/20/16 05/12/16 05/09/16 05/03/16 03/07/16 03/02/16 03/01/16 02/29/16 NA 12/16/16 01/25/17 11/30/16 11/14/16 11/10/16 04/01/16 03/01/16 01/18/17 Siliconware Precision Industries Co., Ltd. Actions Semiconductor Co., Ltd. Cnova N.V. Morgans Hotel Group Co. Petrobras Argentina S.A. National Interstate Corporation JAVELIN Mortgage Investment Corp. First Farmers & Merchants Corp. Federal-Mogul Holdings Corporation (nka:Federal-Mogul Holdings LLC) Apollo Residential Mortgage, Inc. Jumei International Holding Limited Ku6 Media Co., Ltd. ChipMOS TECHNOLOGIES (Bermuda) LTD. Rouse Properties, Inc. Synutra International, Inc. 8.9% 49.4% 61.7% NA 12.3% 41.5% 19.7% NA 100.8% 20.6% 42.6% 66.1% NA 6.9% 43.8% 27.5% NA 125.2% 10.0% 45.4% 85.1% NA 7.2% 37.4% 17.9% NA 109.6% 02/26/16 02/17/16 02/01/16 01/21/16 01/19/16 01/15/16 08/31/16 NA 07/12/16 10/31/16 07/05/16 Pending Apollo Commercial Real Estate Finance, Inc. Sequoia Capital China Shanda Interactive Entertainment Limited ChipMOS TECHNOLOGIES INC. Brookfield Asset Management Inc. Liang Zhang 36.4% 19.9% 54.3% 9.1% 35.3% 58.0% 39.3% 32.1% 52.2% 11.0% 29.3% 52.0% 34.1% 4.6% 25.6% 1.4% 23.2% 18.6% Note: No company set forth on this page for comparative purposes is identical to the Company, and no transaction set forth on this page is identical to the Transaction Source: Capital IQ 1. Based on closing stock price data over the respective period prior to announcement of transaction 2. Indicates number of trading day(s) prior to announcement of transaction NA refers to Not Available * Excluded from low, high, median and mean calculations due to negative premiums Confidential | Preliminary Draft – Subject to Further Review 28 Low 4.1% 4.4% 1.4% High 100.8% 125.2% 109.6% Median 19.7% 25.2% 23.2% Mean 28.0% 30.0% 28.2%

Illustrative Acquisition Premium Observations 1-Day Prior Acquisition Premiums 98.7% 98.0% 96.1% 100.0% 74.7% 80.0% 60.0% 40.0% 26.0% 20.0% 0.0% 2012 2013 2014 2015 High 2016 Q1 '17 Low Median Mean Source: Thomson Reuters, as of 3/31/17 4-Week Prior Acquisition Premiums 99.5% 97.9% 97.7% 97.4% 97.0% 93.7% 100.0% 80.0% 60.0% 40.0% 20.0% 0.0% 2012 Source: Thomson Reuters, as of 3/31/17 2013 2014 2015 High 2016 Q1 '17 Low Median Mean Notes:Premiums are relative to target share prices one day and four weeks prior to announcement for deals with U.S. targets valued over $100 million Excludes terminated transactions, ESOPs, self-tenders, spin-offs, share repurchases, minority interest transaction, exchange offers, recapitalizations, and restructurings Excludes negative premiums and premiums over 100% Confidential | Preliminary Draft – Subject to Further Review 29 37.9%35.4%34.7%34.8%37.0% 3.7%0.2%0.8%1.3%0.6% 33.7% 3 0.2% 3 1.3% 3 0.2% 3 3.3%32.7% 26.2% 2.4% 32.3% 33.3% 2.0% 90.8%88.7% 30.2%31.4%31.1%31.9% 26.0%27.1%25.9%28.6% 0.0%1.6%0.7%0.4% 29.7% 5.8%

Page 1. 2. 3. 4. Transaction Overview and Observations Selected Public Market Observations Financial Analyses Appendices Illustrative Transactions Information Selected Companies Benchmarking Information Disclaimer 3 7 15 22 23 30 34 5. Confidential | Preliminary Draft – Subject to Further Review

Selected Companies Benchmarking Sources: Public filings, Capital IQ, Bloomberg, and Company management Note: No company used in this analysis for comparative purposes is identical to the Company Note: All historical and projected growth indications are based on a compound annual growth rate Metrics based on forward-looking financial information have been calendarized to the Company’s fiscal year end of August 31 for comparability with the Company 1. Based on public trading prices of common stock Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization, adjusted for certain non-recurring items LTM refers to most recently completed 12-month period for which financial information has been made public, other than the Company, in which case LTM refers to most recently completed 12-month period FYE refers to Fiscal Year End Confidential | Preliminary Draft – Subject to Further Review 31 Projected Growth (FYE 8/31/16 - FYE 8/31/18 Revenue) TAL Education Group 51.8% Virscend Education Company Limited 25.6% China Maple Leaf Educational 24.4% Wisdom Education International 21.4% New Oriental Education & Technology 21.2% IDP Education Limited 12.0% Internationella Engelska Skolan 11.4% China YuHua Education Corporation 10.4% Bright Horizons Family Solutions Inc. 9.5% Overseas Education Limited -0.6% Navitas Limited -1.3% Nord Anglia Education Inc. 15.6% Projected Growth (FYE 8/31/17 - FYE 8/31/18 Revenue) TAL Education Group 41.6% Virscend Education Company Limited 29.2% China Maple Leaf Educational 24.3% New Oriental Education & Technology 21.0% Wisdom Education International 19.1% IDP Education Limited 12.5% China YuHua Education Corporation 11.4% Internationella Engelska Skolan 9.7% Bright Horizons Family Solutions Inc. 9.2% Overseas Education Limited 0.2% Navitas Limited -0.7% Nord Anglia Education Inc. 22.8% Projected Growth (FYE 8/31/16 - FYE 8/31/17 Revenue) TAL Education Group 62.8% China Maple Leaf Educational 24.5% Wisdom Education International 23.6% Virscend Education Company Limited 22.1% New Oriental Education & Technology 21.3% Internationella Engelska Skolan 13.1% IDP Education Limited 11.5% Bright Horizons Family Solutions Inc. 9.9% China YuHua Education Corporation 9.3% Overseas Education Limited -1.5% Navitas Limited -1.8% Nord Anglia Education Inc. 8.8% Projected Growth (FYE 8/31/16 - FYE 8/31/18 Adjusted EBITDA) TAL Education Group 64.4% Virscend Education Company Limited 29.4% China Maple Leaf Educational 29.0% New Oriental Education & Technology 26.0% Wisdom Education International 24.7% IDP Education Limited 17.3% Bright Horizons Family Solutions Inc. 13.0% Internationella Engelska Skolan 11.0% China YuHua Education Corporation 8.9% Overseas Education Limited 0.4% Navitas Limited 0.0% Nord Anglia Education Inc. 16.3% Projected Growth (FYE 8/31/17 - FYE 8/31/18 Adjusted EBITDA) TAL Education Group 54.0% China YuHua Education Corporation 35.2% New Oriental Education & Technology 33.3% Virscend Education Company Limited 31.6% China Maple Leaf Educational 23.9% IDP Education Limited 22.5% Wisdom Education International 18.8% Bright Horizons Family Solutions Inc. 12.4% Internationella Engelska Skolan 11.4% Overseas Education Limited 1.1% Navitas Limited 0.4% Nord Anglia Education Inc. 37.5% Projected Growth (FYE 8/31/16 - FYE 8/31/17 Adjusted EBITDA) TAL Education Group 75.4% China Maple Leaf Educational 34.3% Wisdom Education International 30.8% Virscend Education Company Limited 27.2% New Oriental Education & Technology 19.0% Bright Horizons Family Solutions Inc. 13.7% IDP Education Limited 12.3% Internationella Engelska Skolan 10.5% Navitas Limited -0.3% Overseas Education Limited -0.3% China YuHua Education Corporation -12.3% Nord Anglia Education Inc. -1.6% Size [1] (Enterprise Value as of 4/21/17, millions) TAL Education Group $9,837.9 New Oriental Education & Technology $8,052.1 Bright Horizons Family Solutions Inc. $5,665.8 Virscend Education Company Limited $2,179.5 Navitas Limited $1,364.3 China YuHua Education Corporation $985.2 China Maple Leaf Educational $875.7 IDP Education Limited $871.9 Wisdom Education International $616.0 Internationella Engelska Skolan $281.3 Overseas Education Limited $176.7 Size (LTM Revenue, millions) New Oriental Education & Technology $1,617.1 Bright Horizons Family Solutions Inc. $1,569.8 TAL Education Group $901.8 Navitas Limited $730.9 IDP Education Limited $278.4 Internationella Engelska Skolan $204.0 China Maple Leaf Educational $120.5 Virscend Education Company Limited $120.1 China YuHua Education Corporation $113.5 Wisdom Education International $101.8 Overseas Education Limited $65.5 Nord Anglia Education Inc. $889.1

Selected Companies Benchmarking (cont.) Sources: Public filings, Capital IQ, Bloomberg, and Company management Note: No company used in this analysis for comparative purposes is identical to the Company Note: All historical and projected growth indications are based on a compound annual growth rate Metrics based on forward-looking financial information have been calendarized to the Company’s fiscal year end of August 31 for comparability with the Company Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization, adjusted for certain non-recurring items LTM refers to most recently completed 12-month period for which financial information has been made public, other than the Company, in which case LTM refers to most recently completed 12-month period FYE refers to Fiscal Year End NA refers to Not Available Confidential | Preliminary Draft – Subject to Further Review 32 Relative Depreciation (LTM Depr. to LTM Adjusted EBITDA) Overseas Education Limited 40.6% Bright Horizons Family Solutions Inc. 30.0% Internationella Engelska Skolan 22.4% TAL Education Group 22.1% Navitas Limited 19.2% New Oriental Education & Technology 18.1% Wisdom Education International 17.6% Virscend Education Company Limited 17.5% China YuHua Education Corporation 16.5% China Maple Leaf Educational 15.0% IDP Education Limited 9.1% Nord Anglia Education Inc. 34.8% Profitability (FYE 8/31/18 Adjusted EBITDA Margin) China YuHua Education Corporation 52.0% Virscend Education Company Limited 48.5% Wisdom Education International 42.2% China Maple Leaf Educational 39.5% Overseas Education Limited 29.3% Bright Horizons Family Solutions Inc. 19.2% IDP Education Limited 19.0% New Oriental Education & Technology 18.8% TAL Education Group 17.7% Navitas Limited 16.8% Internationella Engelska Skolan 12.9% Nord Anglia Education Inc. 22.8% Profitability (FYE 8/31/17 Adjusted EBITDA Margin) Virscend Education Company Limited 47.6% China YuHua Education Corporation 42.9% Wisdom Education International 42.3% China Maple Leaf Educational 39.6% Overseas Education Limited 29.1% Bright Horizons Family Solutions Inc. 18.6% IDP Education Limited 17.4% New Oriental Education & Technology 17.1% Navitas Limited 16.6% TAL Education Group 16.2% Internationella Engelska Skolan 12.7% Nord Anglia Education Inc. 20.4% Profitability (LTM Adjusted EBITDA to LTM Revenue) China YuHua Education Corporation 53.4% Virscend Education Company Limited 46.8% Wisdom Education International 40.0% China Maple Leaf Educational 36.7% Overseas Education Limited 28.6% Bright Horizons Family Solutions Inc. 18.1% IDP Education Limited 17.6% New Oriental Education & Technology 16.9% Navitas Limited 16.4% TAL Education Group 14.0% Internationella Engelska Skolan 13.1% Nord Anglia Education Inc. 21.4% Historical Growth (FYE 8/31/15 - FYE 8/31/16 Adjusted EBITDA) China Maple Leaf Educational 36.8% TAL Education Group 33.9% New Oriental Education & Technology 28.4% China YuHua Education Corporation 26.2% Virscend Education Company Limited 24.1% IDP Education Limited 18.2% Wisdom Education International 14.9% Bright Horizons Family Solutions Inc. 11.2% Internationella Engelska Skolan 10.5% Navitas Limited -0.9% Overseas Education Limited -6.3% Nord Anglia Education Inc. 55.1% Historical Growth (FYE 8/31/14 - FYE 8/31/16 Adjusted EBITDA) China Maple Leaf Educational 30.0% Wisdom Education International 28.7% TAL Education Group 28.6% China YuHua Education Corporation 22.6% IDP Education Limited 16.1% Internationella Engelska Skolan 14.0% New Oriental Education & Technology 8.8% Navitas Limited 4.5% Bright Horizons Family Solutions Inc. NA Overseas Education Limited NA Virscend Education Company Limited NA Nord Anglia Education Inc. 26.7% Historical Growth (FYE 8/31/15 - FYE 8/31/16 Revenue) TAL Education Group 50.8% China Maple Leaf Educational 27.1% Wisdom Education International 23.2% New Oriental Education & Technology 18.5% Virscend Education Company Limited 15.7% IDP Education Limited 14.5% Internationella Engelska Skolan 13.5% China YuHua Education Corporation 12.0% Bright Horizons Family Solutions Inc. 7.7% Navitas Limited 1.7% Overseas Education Limited -5.1% Nord Anglia Education Inc. 49.4% Historical Growth (FYE 8/31/14 - FYE 8/31/16 Revenue) TAL Education Group 45.8% Wisdom Education International 24.7% China Maple Leaf Educational 23.9% IDP Education Limited 17.5% New Oriental Education & Technology 15.2% Internationella Engelska Skolan 15.1% China YuHua Education Corporation 14.2% Navitas Limited 5.8% Bright Horizons Family Solutions Inc. NA Overseas Education Limited NA Virscend Education Company Limited NA Nord Anglia Education Inc. 34.3%

Selected Companies Benchmarking (cont.) Sources: Public filings, Capital IQ, Bloomberg, and Company management Note: No company used in this analysis for comparative purposes is identical to the Company Note: All historical and projected growth indications are based on a compound annual growth rate Metrics based on forward-looking financial information have been calendarized to the Company’s fiscal year end of 8/31 for comparability with the Company 1. New Oriental student enrollment based on total student enrollments in academic subjects, tutoring and test preparation courses in the first six months of fiscal year 2017 LTM refers to most recently completed 12-month period for which financial information has been made public, other than the Company, in which case LTM refers to most recently completed 12-month period FY refers to each selected company and Nord Anglia’s respective fiscal year NA refers to Not Available Confidential | Preliminary Draft – Subject to Further Review 33 Revenue per Student (LTM Revenue / Enrollment, in actuals) Overseas Education Limited $21,818 Bright Horizons Family Solutions Inc. $13,651 Internationella Engelska Skolan $9,527 China Maple Leaf Educational $6,234 Virscend Education Company Limited $3,485 Wisdom Education International $3,202 China YuHua Education Corporation $2,353 TAL Education Group $1,081 New Oriental Education & Technology $613 IDP Education Limited NA Navitas Limited NA Nord Anglia Education Inc. $23,097 Schools (Total School Count as of Latest Filing) Bright Horizons Family Solutions Inc. 1,035 TAL Education Group 474 Navitas Limited 120 New Oriental Education & Technology 69 China Maple Leaf Educational 46 Internationella Engelska Skolan 30 China YuHua Education Corporation 25 Virscend Education Company Limited 6 Wisdom Education International 6 IDP Education Limited NA Overseas Education Limited NA Nord Anglia Education Inc. 45 Student Enrollment (FY 2014 - FY 2016 Enrollment Growth) TAL Education Group 46.7% China Maple Leaf Educational 19.6% Wisdom Education International 18.0% New Oriental Education & Technology 17.7% China YuHua Education Corporation 16.7% Internationella Engelska Skolan 10.7% Bright Horizons Family Solutions Inc. 6.7% Virscend Education Company Limited 4.1% IDP Education Limited NA Navitas Limited NA Overseas Education Limited NA Nord Anglia Education Inc. 41.8% Student Enrollment (FY 2015 - FY 2016 Enrollment Growth) TAL Education Group 54.6% New Oriental Education & Technology 24.1% China Maple Leaf Educational 20.3% Wisdom Education International 15.0% China YuHua Education Corporation 10.6% Internationella Engelska Skolan 8.2% Bright Horizons Family Solutions Inc. 7.5% Virscend Education Company Limited 5.4% Overseas Education Limited 0.0% IDP Education Limited NA Navitas Limited NA Nord Anglia Education Inc. 56.2% Student Enrollment [1] (Total Enrollment as of Latest Filing) New Oriental Education & Technology 2,638,600 TAL Education Group 834,420 Bright Horizons Family Solutions Inc. 115,000 China YuHua Education Corporation 48,220 Virscend Education Company Limited 34,477 Wisdom Education International 31,788 Internationella Engelska Skolan 21,407 China Maple Leaf Educational 19,334 Overseas Education Limited 3,000 IDP Education Limited NA Navitas Limited NA Nord Anglia Education Inc. 38,495 % of Schools Owned (FYE) TAL Education Group 0.0% Navitas Limited 0.0% Overseas Education Limited 0.0% Internationella Engelska Skolan 0.0% New Oriental Education & Technology 1.1% Nord Anglia Education Inc. 2.2% Bright Horizons Family Solutions Inc. 11.7% China Maple Leaf Educational 76.1% Wisdom Education International 100.0% China YuHua Education Corporation 100.0% IDP Education Limited NA Virscend Education Company Limited NA Liquidity (Current Ratio as of 4/21/17) New Oriental Education & Technology 2.0 Overseas Education Limited 1.6 IDP Education Limited 1.2 China Maple Leaf Educational 1.1 TAL Education Group 0.9 Internationella Engelska Skolan 0.8 Virscend Education Company Limited 0.7 Wisdom Education International 0.6 Navitas Limited 0.5 Bright Horizons Family Solutions Inc. 0.4 China YuHua Education Corporation 0.4 Nord Anglia Education Inc. 0.7 Internal Investment (LTM Capital Expenditures to LTM Revenue) Wisdom Education International 25.4% China YuHua Education Corporation 20.8% China Maple Leaf Educational 18.0% Navitas Limited 10.1% Bright Horizons Family Solutions Inc. 4.8% New Oriental Education & Technology 4.0% TAL Education Group 3.9% IDP Education Limited 3.1% Internationella Engelska Skolan 2.8% Overseas Education Limited 0.9% Virscend Education Company Limited 0.0% Nord Anglia Education Inc. 9.9%

Page 1. 2. 3. 4. 5. Transaction Overview and Observations Selected Public Market Observations Financial Analyses Appendices Disclaimer 3 7 15 22 34 Confidential | Preliminary Draft – Subject to Further Review

Disclaimer This presentation, and any supplemental information (written or oral) or other documents provided in connection therewith (collectively, the “materials”), are provided solely for the information of the Special Committee of the Committee of Directors (the “Committee”) of Nord Anglia Education Inc. (the “Company”) by Houlihan Lokey in connection with the Committee’s consideration of a potential transaction (the “Transaction”) involving the Company. This presentation is incomplete without reference to, and should be considered in conjunction with, any supplemental information provided by and discussions with Houlihan Lokey in connection therewith. Any defined terms used herein shall have the meanings set forth herein, even if such defined terms have been given different meanings elsewhere in the materials. The materials are for discussion purposes only. Houlihan Lokey expressly disclaims any and all liability which may be based on the materials and any errors therein or omissions therefrom. The materials were prepared for specific persons familiar with the business and affairs of the Company for use in a specific context and were not prepared with a view to public disclosure or to conform with any disclosure standards under any state, federal or international securities laws or other laws, rules or regulations, and none of the Committee, the Company or Houlihan Lokey takes any responsibility for the use of the materials by persons other than the Committee. The materials are provided on a confidential basis solely for the information of the Committee and may not be disclosed, summarized, reproduced, disseminated or quoted or otherwise referred to, in whole or in part, without Houlihan Lokey’s express prior written consent. Notwithstanding any other provision herein, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons without limitation of any kind, the tax treatment and tax structure of any transaction and all materials of any kind (including opinions or other tax analyses, if any) that are provided to the Company relating to such tax treatment and structure. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. income or franchise tax treatment of the transaction and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. income or franchise tax treatment of the transaction. If the Company plans to disclose information pursuant to the first sentence of this paragraph, the Company shall inform those to whom it discloses any such information that they may not rely upon such information for any purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey is not an expert on, and nothing contained in the materials should be construed as advice with regard to, legal, accounting, regulatory, insurance, tax or other specialist matters. Houlihan Lokey’s role in reviewing any information was limited solely to performing such a review as it deemed necessary to support its own advice and analysis and was not on behalf of the Committee. The materials necessarily are based on financial, economic, market and other conditions as in effect on, and the information available to Houlihan Lokey as of, the date of the materials. Although subsequent developments may affect the contents of the materials, Houlihan Lokey has not undertaken, and is under no obligation, to update, revise or reaffirm the materials, except as may be expressly contemplated by Houlihan Lokey’s engagement letter. The materials are not intended to provide the sole basis for evaluation of the Transaction and do not purport to contain all information that may be required. The materials do not address the underlying business decision of the Company or any other party to proceed with or effect the Transaction. The materials do not constitute any opinion, nor do the materials constitute a recommendation to the Committee, the Company, any security holder of the Company or any other party as to how to vote or act with respect to any matter relating to the Transaction or otherwise or whether to buy or sell any assets or securities of any company. Houlihan Lokey’s only opinion is the opinion, if any, that is actually delivered to the Committee. The materials may not reflect information known to other professionals in other business areas of Houlihan Lokey and its affiliates. The preparation of the materials was a complex process involving quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytic methods employed and the adaption and application of these methods to the unique facts and circumstances presented and, therefore, is not readily susceptible to partial analysis or summary description. Furthermore, Houlihan Lokey did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Accordingly, the analyses contained in the materials must be considered as a whole. Selecting portions of the analyses, analytic methods and factors without considering all analyses and factors could create a misleading or incomplete view. The materials reflect judgments and assumptions with regard to industry performance, general business, economic, regulatory, market and financial conditions and other matters, many of which are beyond the control of the participants in the Transaction. Any estimates of value contained in the materials are not necessarily indicative of actual value or predictive of future results or values, which may be significantly more or less favorable. Any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which any assets, businesses or securities may actually be sold. The materials do not constitute a valuation opinion or credit rating. In preparing the materials, Houlihan Lokey has not conducted any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Company or any other party and has no obligation to evaluate the solvency of the Company or any other party under any law. Confidential | Preliminary Draft – Subject to Further Review 35

Disclaimer (cont.) All budgets, projections, estimates, financial analyses, reports and other information with respect to operations (including estimates of potential cost savings and expenses) reflected in the materials have been prepared by management of the relevant party or are derived from such budgets, projections, estimates, financial analyses, reports and other information or from other sources, which involve numerous and significant subjective determinations made by management of the relevant party and/or which such management has reviewed and found reasonable. The budgets, projections and estimates (including, without limitation, estimates of potential cost savings and synergies) contained in the materials may or may not be achieved and differences between projected results and those actually achieved may be material. Houlihan Lokey has relied upon representations made by management of the Company and other participants in the Transaction that such budgets, projections and estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management (or, with respect to information obtained from public sources, represent reasonable estimates), and Houlihan Lokey expresses no opinion with respect to such budgets, projections or estimates or the assumptions on which they are based. The scope of the financial analysis contained herein is based on discussions with the Company (including, without limitation, regarding the methodologies to be utilized), and Houlihan Lokey does not make any representation, express or implied, as to the sufficiency or adequacy of such financial analysis or the scope thereof for any particular purpose. Houlihan Lokey has assumed and relied upon the accuracy and completeness of the financial and other information provided to, discussed with or reviewed by it without (and without assuming responsibility for) independent verification of such information, makes no representation or warranty (express or implied) in respect of the accuracy or completeness of such information and has further relied upon the assurances of the Company and other participants in the Transaction that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. In addition, Houlihan Lokey has relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or any other participant in the Transaction since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to, discussed with or reviewed by Houlihan Lokey that would be material to its analyses , and that the final forms of any draft documents reviewed by Houlihan Lokey will not differ in any material respect from such draft documents. The materials are not an offer to sell or a solicitation of an indication of interest to purchase any security, option, commodity, future, loan or currency. The materials do not constitute a commitment by Houlihan Lokey or any of its affiliates to underwrite, subscribe for or place any securities, to extend or arrange credit, or to provide any other services. In the ordinary course of business, certain of Houlihan Lokey’s affiliates and employees, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, any Transaction counterparty, any other Transaction participant, any other financially interested party with respect to any transaction, other entities or parties that are mentioned in the materials, or any of the foregoing entities’ or parties’ respective affiliates, subsidiaries, investment funds, portfolio companies and representatives (collectively, the “Interested Parties”), or any currency or commodity that may be involved in the Transaction. Houlihan Lokey provides mergers and acquisitions, restructuring and other advisory and consulting services to clients, which may have in the past included, or may currently or in the future include, one or more Interested Parties, for which services Houlihan Lokey has received, and may receive, compensation. Although Houlihan Lokey in the course of such activities and relationships may acquire information about one or more Interested Parties or the Transaction, or that otherwise may be of interest to the Company, Houlihan Lokey shall have no obligation to, and may not be contractually permitted to, disclose such information, or the fact that Houlihan Lokey is in possession of such information, to the Company or to use such information on the Company’s behalf. Houlihan Lokey’s personnel may make statements or provide advice that is contrary to information contained in the materials. Confidential | Preliminary Draft – Subject to Further Review 36